Exhibit 99.1

Renovate America, Inc. 15073 Avenue of Science San Diego, CA 92128	Deutsche Bank Securities, Inc. 60 Wall Street, 3rd Floor New York, NY 10005
Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036	Mischler Financial Group, Inc. One Stamford Landing, Suite 104 Stamford, CT 06902

Independent Accountants’ Report on Applying Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company” or the “Responsible Party”), Deutsche Bank Securities, Morgan Stanley & Co. LLC  and Mischler Financial Group, Inc. (the “Underwriters”) collectively referred to herein as the “Specified Parties,” solely to assist you with respect to the accuracy of certain information related to the property assessed clean energy (“PACE”) assessments and PACE Bonds pursuant to the offering of the HERO Funding Notes, Series 2016-2 (the “Transaction” or “Notes).  The Company is responsible for the information related to the PACE Assessments and PACE Bonds.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

PricewaterhouseCoopers LLP, 300 Madison Avenue New York, NY 10017
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•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Transaction documents or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to the offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of Securities Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Company; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the pool of assessments with all assets in the securitization based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

In connection with the Transaction, the Specified Parties agreed on a sample size of 105 assessments, and the Specified Parties have requested us to randomly select from the pool of assets sold as part of the Transaction.   The Specified Parties also agreed on a sample size of 24 PACE Bonds, which the Specified Parties represent as the entire population of “PACE Bonds.”  The sufficiency of the sample size and the method for selecting the sample is solely the responsibility of the Specified Parties.

For purposes of this report, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds (the “PACE Assessments” and the “PACE Bonds,” respectively).  The following phrases, terms and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•	The phrase “Assessment Data Tape” refers to a detailed listing of 13,432 PACE Assessments provided to us by the Company on April 29, 2016, which per the Company contains all the PACE Assessments that will be included in the Transaction as of the Closing Date. The Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Revised Assessment Data Tape” refers to a detailed listing of 13,432 PACE Assessments provided to us by the Company on May 6, 2016, which per the Company contains all the PACE Assessments that will be included in the Transaction as of the Closing Date. The Revised Assessment Data Tape includes certain attributes related to the PACE Assessments.

•	The phrase “Sample Assessments” refers to a sample of 105 PACE Assessments. We were instructed by the Company to randomly select 105 PACE Assessments from the Assessment Data Tape. A random selection method ensures that all PACE Assessments in the Assessment Data Tape have an equal chance of being selected.

•	The phrase “Assessment File” refers to the files or documentation related to each Assessment which generally includes the following documents: Contractual Assessment Data File, Hero Processing Worksheet, Assessment Contract, Completion Certificate, Hero Payment Summary, Tax Report, Source Property Report and a property value report. We were provided with an Assessment File for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

•	The phrase “PACE Data Tape” refers to a detailed listing provided by the Company of 24 PACE bonds which were created in May 2016.

•	The phrase “PACE Bonds” refers to 24 PACE bonds included in PACE Data Tape.

•	The phrase “PACE Files” refers to the file or collection of documentation, including Supplemental Indentures provided to us and used by us in performing the procedures related to the PACE Bonds enumerated below.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of the Sampled Assessments:

1.	We compared the attributes specified in the table below (“Specified Attributes”) set forth in the “Bond Data Tape” tab of the Assessment Data Tape, to the source within Assessment File and found the attributes to be in agreement except as noted in Exhibit A:

	Specified Attributes	Field Name in Assessment Data Tape	Source within Assessment File
1	HEROId	HERO Id	Contractual Assessment Data File
2	Property City	Property City	Contractual Assessment Data File
3	APN	AUSAPN	Contractual Assessment Data File
4	County	County	Contractual Assessment Data File
5	Zip	Zip	Contractual Assessment Data File
6	Property Type	Property Type	Hero Processing Worksheet
7	Products (1-9)	Products (01-09)	Completion Certificate
8	Term	Term	Hero Payment Summary
9	Rate	Rate	Assessment Contract or Assessment Contract Addendum
10	Funding Date	Funding Date	Hero Payment Summary
11	Funded Amount	Funded Amount	Hero Payment Summary
12	Home Value	Home Value	Hero Processing Worksheet
13	First Payment	First Payment	Contractual Assessment Data File
14	Maturity Date	Maturity Date	Contractual Assessment Data File
15	Tax Payment	Total Annual Tax Payment	Source Property Report (“SPR”), if available, otherwise the RAPropertyReport
16	Total Open Liens	Total Open Liens	Hero Processing Worksheet
17	Property Value Source	Home Value Source	Applicable Assessment File – Zillow Report (“Z”), RAPropertyReport – Prequal Pro or Core Logic Report, (“P"), Black Knight Report (“O”)

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed in a different order in the Assessment File when compared to the Assessment Data Tape.  The Company instructed that no exception should be noted in the event of a different order of Products.

Per the Company’s instruction, the Specified Attributes “Products (1-9)” may be listed more than once for any given Sample Assessment in the Assessment File.  The Company noted that if an identical Product was listed more than once in the Assessment File, and only listed once in the Assessment Data Tape, no exception should be noted.

For Sample Assessment Loan ID 218182, we were instructed by the Client that 'Solar Inverter' listed on the Completion Certificate is not a separate Product Type for this contract.  It is listed on the line below 'Solar Photovoltaic Systems - Solar Panel' due to formatting constraints.

Per the Company’s instruction, a $1 difference threshold was applied for the Specified Attribute “Tax Payment.”

See Exhibit A for a list of differences identified in this procedure.

2.	We obtained the range of home values (“Assessment File Home Values”) from the Assessment File. We utilized the Property Value Source identified in the Assessment Data Tape to locate the source of Assessment File Home Values. We compared the Home Value in the Assessment Data Tape to the Assessment File Home Values and found the Home Value to be within the range of Assessment File Home Values.

3.	We recalculated the Loan to Value (“LTV”) and compared the results rounded to the nearest 0.01% to the LTV as disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated LTV as a) “Total Open Liens” over b) “Home Value.”

4.	We recalculated the Combined Loan to Value (‘CLTV”) and compared the results rounded to the nearest 0.01% to the CLTV as disclosed in the Assessment Date Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated CLTV by summing a) “Total Open Liens” and b) “Funded Amount” and dividing the result by “Home Value.”

5.	We recalculated Assessment- Loan to Value (“Assessment -LTV”) and compared the results rounded to the nearest 0.01% to the Assessment -LTV disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated Assessment -LTV as a) “Funded Amount” over b) “Home Value.”

6.	We recalculated the Reserve Fund Amount for each Sample Assessment and compared the results to the Reserve Fund Amount disclosed in the Assessment Data Tape and found them to be in agreement. The Reserve Fund Amount was recalculated by multiplying a) “Funded Amount” obtained from the Assessment Data Tape by b) 10 basis points for assessments with a Bond Id ending in “A” and 7.5 basis points for assessments with a Bond Id ending in a “C.”

We applied the following procedure with respect to the Revised Assessment Data Tape:

7.	For each of the Sample Assessments, we compared the Property Type and Product Type set forth in the “Bond Data Tape” tab of the Revised Assessment Data Tape, to the information in the Source contained in the Assessment File as noted in Procedure 1 and found the Property Type and Product Type to be in agreement.

We applied the following procedures with respect to the PACE Bonds:

8.	For each PACE Bond, we compared and agreed the attributes listed below, as set forth in the PACE Data Tape, to the information contained in the PACE Files and found them to be in agreement except as noted in Exhibit B:

Attribute	Field name in the Pace Date Tape	PACE File Source
Bond Name	BondName	Supplemental Indenture
Coupon	Coupon	Supplemental Indenture
Maturity Date	MaturityDate	Supplemental Indenture
First Pay Date	FirstPaymentDate	Supplemental Indenture
Principal Amount	CurrentFaceAmount	Supplemental Indenture

See Exhibit B for the differences identified in this procedure.

9.
For each PACE Bond, we recalculated the “Term” by subtracting the “First Pay Date” from the “Maturity Date” obtained from the PACE Files.  The Company instructed us to round the results to the nearest Term as follows:

▪	5 year term
▪	10 year term
▪	15 year term, and
▪	20 year term.

We compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the PACE Assessments, PACE Bonds, other information provided to us or included in the Transaction documents.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

May 13, 2016

Exhibit A
Exceptions to Procedure 1 for the Sample Assessments

Loan ID	Specified Attribute	Value per Specified Assessment File/Source	Value Per Assessment Date Tape
167613	Property Type	Single Family Home	Condominium
206569	Property Type	Single Family Home	Condominium
216454	Property Type	Single Family Home	Condominium
240979	Product Type	Outdoor Water Efficiency - Artificial Turf Premium	0
256046	Product Type	High-Efficiency HVAC - Central Air Conditioner and High-Efficiency HVAC - Central Air Conditioner	0
236653	Product Type	High-Efficiency HVAC - Central Air Conditioner, High-Efficiency HVAC - Duct Replacement and High-Efficiency HVAC - Furnace	0
242800	Product Type	High-Efficiency HVAC - Central Air Conditioner, Building Envelope - Attic Insulation, High-Efficiency HVAC - Duct Replacement and High-Efficiency Water Heating - Gas Tankless Water Heater	0

Exhibit B
Exceptions to Procedure 8 for the PACE Bonds

Bond Name	Specified Attribute	Value per PACE File/Source	Value Per PACE Data Tape
160512-BE-SB-RA2-R-07-15C	Principal Amount	2,599.687.44	2,599,687.44